ACQUISITIONS	12 Months Ended
Dec. 31, 2014
ACQUISITIONS [Abstract]
ACQUISITIONS
NOTE 3:-	ACQUISITIONS

a.	On November 14, 2014, the Company acquired the technology and certain related assets of BIReady B.V., a Netherlands-based developer of data warehouse automation technology, for EUR 600,000 (approximately $748) in cash, approximately 31,900 ordinary shares of the Company (recorded for total fair value of $224) which will be held-back to secure indemnity claims and will be issued on November 14, 2015 and an earnout potential of up to EUR 300,000 (approximately $374) in cash over 2015 and 2016. In connection with this contingent payment consideration, the Company initially recorded at the closing date, an estimated liability of $300 ($300 as of December 31, 2014). The acquisition is accounted for as business combination under ASC No. 805. The total purchase price was allocated to core technology based on its estimated fair value in the amount of $1,272, which is amortized on a straight line basis over 5 years. With respect to this acquisition, transaction costs were immaterial and pro forma information was not presented due to immateriality.

b.	On December 18, 2013, the Company completed, through the Company's wholly owned subsidiary, Attunity Inc., the acquisition of 100% of the shares of Hayes Technology Group, Inc. (“Hayes”), a U.S.-based provider of data replication software solutions for SAP environments. The results of operations of Hayes are included in the consolidated financial statements from the closing date. Under the related acquisition agreement, the total consideration is composed as follows:

-	$4,500 in cash paid on the closing date;

-	185,000 ordinary shares of the Company for total fair value of $1,547, out of which 123,500 shares were issued on the closing date and 61,500 shares were held-back to secure indemnity claims and issued on December 18, 2014. The held-back shares were recorded at fair market value of $503 under purchase obligations and were classified to equity upon issuance of the shares; and

-	Milestone-based contingent payments in a total of up to $4,200, out of which up to $2,100 is payable in 2015 and up to $2,100 is payable in 2016. The contingent payments are payable pro-rata, provided that at least 75% of the applicable milestone target is met and have a catch-up mechanism in 2015. This contingent payment consideration was measured at fair value at the closing date and recorded as a liability on the balance sheet in the amount of $3,251 ($3,962 as of December 31, 2014). Accretion of the contingent consideration liability is included in financial expenses, net.

In addition, the Company incurred acquisition related costs in a total amount of $ 505, which are included in general and administrative expenses for the year 2013. Acquisition related costs include legal, accounting fees and other external costs directly related to the acquisition.

The main reason for this acquisition was to penetrate into the large SAP markets and leverage the synergy of the technologies of both companies and to benefit from a wider customer base. Accordingly, a significant amount of the acquisition consideration was recorded as goodwill due to the synergies with Hayes.

Purchase price allocation:

Under business combination accounting, the total purchase price was allocated to Hayes' net tangible and intangible assets based on their estimated fair values as set forth below. The excess of the purchase price over the net tangible and identifiable intangible assets was recorded as goodwill.

Net assets (including cash of $337)	$733
Deferred revenues	(366)
Intangible assets	4,384
Goodwill	4,547

Total purchase price	$9,298

In performing the purchase price allocation, the Company considered, among other factors, analysis of historical financial performance, highest and best use of the acquired assets and estimates of future performance of Hayes' products. In its allocation, the Company also considered the fair value of intangible assets based on a market participant approach to valuation performed by a third party valuation firm using an income approach and estimates and assumptions provided by management. The following table sets forth the components of intangible assets associated with the Hayes acquisition:

Fair
value

Core technology (1)	$3,596
Customer relationships (2)	564
Non-Competition agreement (3)	224

Total intangible assets	$4,384

(1)
Core technology represents a combination of Hayes processes and trade secrets related to the design and development of its products. This proprietary know-how can be leveraged to develop new technology and improve the Company products and is amortized over 6 years using the accelerated method.

(2)	Customer relationships represent the underlying relationships and agreements with Hayes' installed customer base and are amortized over 9 years using the accelerated method.

(3)
The amount assigned to the non-competition agreement relates to the non-competition agreement that the Company entered into with the founder of Hayes for a period of 4 years, which is amortized on a straight line basis over four years.

The following unaudited condensed combined pro forma information for the years ended December 31, 2013 and 2012, gives effect to the acquisition of Hayes as if the acquisition had occurred on January 1, 2012. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred had the acquisition been consummated on that date, nor does it purport to represent the results of operations for future periods. For the purposes of the pro forma information, the Company has assumed that net income includes additional amortization of intangible assets related to the acquisition of $1,109 and $707 in 2013 and 2012, respectively, and related tax effects.

	Year ended
	December 31,
	2013	2012
	Unaudited

Revenues	$28,381	$29,030
Net loss	$(1,240)	$(320)
Basic and diluted loss per share	$(0.11)	$(0.03)